UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 3, 2026

Partners Group Lending Fund, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-56792	88-3153051
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1114 Avenue of the Americas, 37th Floor, New York, NY	10036
(Address of principal executive officers)	(Zip Code)

(877) 748-7209
Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

[X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of New Director

On March 3, 2026, Ruth E. Goodstein was appointed to serve as an independent member of the board of directors (the “Board”) of Partners Group Lending Fund, LLC (the “Fund”). Ms. Goodstein will join the audit committee and nominating committee of the Board.

Ms. Goodstein is the founding partner of Lower Loop Partners, LLC, a consulting firm launched in 2025. She currently serves as an Independent Director of VistaOne and CVC-PEF. Previously, Ms. Goodstein served as Chief Operating Officer of Macquarie Asset Management Wealth Solutions between 2022 and 2025. Ms. Goodstein joined Macquarie Asset Management as part of Macquarie’s 2022 acquisition of Central Park Group, where she was Chief Operating Officer for over 15 years. Ms. Goodstein has more than 25 years of experience in the financial services industry. Prior to joining Central Park Group in 2006, Ms. Goodstein served as Chief Operating Officer of Robeco-Sage Capital, an institutional hedge fund-of-funds firm. Before that, she was a Senior Vice President in the UBS Financial Services Alternative Investment Group, where she was responsible for overseeing product development, product management, and marketing. Prior to this, Ms. Goodstein held legal and compliance roles at J.P. Morgan Investment Management, Bankers Trust Company and Oppenheimer & Co. Ms. Goodstein graduated from Cornell University and earned her juris doctor degree from Brooklyn Law School. Ms. Goodstein has served on NASD District 10 and has been a speaker at industry conferences.

As an independent member of the Board, Ms. Goodstein will be entitled to compensation in accordance with our director compensation programs described in Item 6 of our Registration Statement on Form 10 filed with the SEC on December 19, 2025.

There are no arrangements or understandings between Ms. Goodstein and any other person pursuant to which she was selected as directors. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Partners Group Lending Fund, LLC

		By:	/s/ Brian Igoe
Dated:	March 9, 2026		Brian Igoe
Chief Financial Officer